UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): October 26, 2009
TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

1-11530 (Commission File Number)	38-2033632 (I.R.S. Employer Identification No.)

200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan (Address of Principal Executive Office)	48304-2324 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (248) 258-6800
None
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     The information under this caption is furnished by Taubman Centers, Inc. (the “Company”) in accordance with Securities and Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On October 26, 2009, the Company issued a press release announcing its results of operations for the quarter ended September 30, 2009. A copy of the press release is attached as Exhibit 99 to this report.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
          (d) Exhibits

Exhibit	Description

99	Press Release, dated October 26, 2009, entitled “Taubman Centers Announces Third Quarter Results.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2009	TAUBMAN CENTERS, INC.
	By:	/s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99	Press Release, dated October 26, 2009, entitled “Taubman Centers Announces Third Quarter Results.”